Exhibit 10.13.2

                      AMENDMENT #2 TO DEVELOPMENT AGREEMENT

         This Amendment #2 to Development Agreement ("Amendment #2") is made and entered into as of the 30 day of October, 1996, by and between The Chestnut Partnership (the "Owner"), Life Care Services Corporation ("LCS"), LCS Development Corp ("LCSD") (a subsidiary of LCS), Rosedale Care, Inc. and Continental Care, Inc.

         WHEREAS the Owner and LCS entered into a Development Agreement dated June 3, 1988 (the "Agreement") for certain enumerated services to be provided by LCS at the retirement facility located in Baltimore, Maryland known as "Blakehurst" (the "Project"); and

         WHEREAS the Agreement was amended on December 31, 1994 ("Amendment #1"), wherein Rosedale Care, Inc. and Continental Care, Inc. became Parties to the Agreement for certain purposes relating to Phase II of the Project; and

         WHEREAS the Parties desire to amend the Agreement as it relates to Phase III of the Project to provide that LCSD shall provide development services for Phase III of the Project, more specifically described as the addition of 35 apartment units over a 19-car parking garage, an enclosed swimming pool with support facilities, 12 surface garages with 31 surface parking spaces near the new residential wing and 27 surface parking spaces near the health center ("Phase III").

         WHEREAS LCS was incorporated under the laws of the state of Missouri at the time the Agreement was executed, and subsequently was reincorporated under the laws of the state of Iowa, and is acknowledged by the parties to be the successor to all rights and obligations of LCS under the Agreement, Amendment #1 and this Amendment #2.

         NOW THEREFORE, the parties do hereby agree that the Agreement is hereby amended as follows:

LCSD shall provide all necessary services as contemplated in the Agreement to develop Phase III of the Project with the following revisions:

1. The first sentence in paragraph 5.3 of Article V is deleted and the following is substituted therefor: "Mullan Contracting shall perform the construction management services for the Project."

2. Paragraphs 8.1 and 8.2 of Article VIII are deleted and the following are substituted therefor: "8.1 In consideration for the performance of the planning and development, arranging for financing, occupancy development, arranging for design and construction, and bookkeeping services contemplated in Articles II, III, IV, V and VI hereof, in connection with Phase III of the Project, the Owner agrees to pay LCSD a development fee ("Development Fee") equal in amount to $585,000 broken into two segments, a progress fee ("Progress Fee") and a performance fee ("Performance Fee"). As more particularly described hereafter, the Progress Fee shall be payable based on the percent of development activity complete and will not be at risk, and the Performance Fee will be payable based on Project performance and will be at risk depending on the successful delivery of the Project. The schedule for payment for both fee segments shall be as set forth in paragraph 8.2, following:


         8.2. Subject to paragraph 8.1 above, the Progress Fee and Performance Fee shall be earned and paid as follows:

                  8.2.1 PROGRESS FEE. Fifty percent (50%) of the total Development Fee, or $292,500, shall be allocated to the Progress Fee, which shall be earned and paid as follows:

                  - fifty percent (50%), or $146,250, shall be paid on the date of the initial disbursement of the construction loan for Phase III.

                  - thirty-five percent (35%), or $102,375, shall be paid monthly during construction of Phase III, payable commensurate with the percentage of completion of construction of Phase III.

                  - fifteen percent (15%) or $43,875, shall be paid monthly commensurate with the percentage of occupancy of Phase III up to approximately ninety-two percent (92%) first time closings (32 units), at which time the balance of the Progress Fee shall be paid.

                  8.2.2 PERFORMANCE FEE. The Performance Fee shall be fifty percent (50%) of the total fee, or $292,500. The Performance Fee, however, shall be based on the total financial outcome of the Project at completion of Phase III compared to the financial outcome projected initially in the Base Capital Cost Budget as defined below. To measure financial performance a spread calculation will be utilized. The spread shall be the difference between total Poject revenues (i.e., entrance fees, cancellation penalties, garage fees, etc.) and total Project costs (i.e., construction cost, interest expense, start-up loss, etc., excluding increases or decreases to Reserves) as identified in the Base Capital Cost Budget as adjusted by agreement of the parties. If the spread remaining at the end of the Project is equal to or greater than the spread projected in the Base Capital Cost Budget at the beginning of the Project, LCSD will earn and shall be paid the full Performance Fee ($292,500). If the spread at the end of the Project is less than the spread projected in the Base Capital Cost Budget of at the beginning of the Project, LCSD will earn a lower Performance Fee, reduced dollar for dollar, up to a maximum of $292,500, which is the full amount of LCSD's Performance Fee. For spread calculation purposes, if the Owner elects to sell contracts other than 90% return of capital ("ROC") contracts, the "lost" revenue from those sales shall not affect the calculation of the Performance Fee. The Base Capital Cost Budget projects all sales to occur as 90% ROC contracts.

                  The Performance Fee shall be earned and paid as follows:

                  Performance shall be measured by comparing the spread of the capital cost budget initially approved at the start of construction ("Base Capital Cost Budget") with the spread of an updated budget prepared at the following Project milestones: (i) close of financing/construction start, (ii) construction completion/first occupancy, and (iii) achievement of 32 first time closings. The Base Capital Cost Budget is attached hereto as Exhibit A. From the Base Capital Cost Budget, the initial spread calculation shall be performed as follows:

                      Total Project Revenues                       $  9,774,000
                      Less Total Project Costs Excluding Reserves   $11,104,200
                                                                    -----------
                      Initial Spread Calculation                   ($ 1,330,200)

                  At each of the three milestone comparisons, an updated spread calculation will be performed comparing total Project revenue to total Project cost. The updated spread calculation will then be compared against the initial spread calculation to determine what, if any, Performance Fees are to be paid.

                  If the spread calculation performed at each milestone update meets or exceeds the initial spread calculation, the following Performance Fees shall be earned and paid at that time:

                  *   Milestone #1 - close of financing/construction start
                      -    fifty percent (50%) or $146,250

                  *   Milestone #2 - construction completion/first occupancy
                      -    thirty-five percent (35%) or $102,375

                  * Milestone #3 - achievement of 32 first time closings fifteen percent (15%) or $43,875

                  If the spread calculation performed at any milestone update is less than the initial spread calculation, the Performance Fee calculated shall be reduced dollar for dollar by that amount up to an aggregate maximum of $292,500.

                  The following example calculation simulates the three milestone spread calculations.


                                                           Adjusted Base       Adjusted Base
                                                            Capital Cost       Capital Cost        Adjusted Base
                                                               Budget             Budget        Capital Cost Budget
                                                                 @                   @                   @

                                           Base Capital        Milestone #1       Milestone #2         Milestone #3
                                            Cost Budget               (50%)              (35%)                (15%)
                                           ------------        ------------       ------------         ------------

Total Project Revenues                       9,774,000           9,800,000          9,800,000            9,500,000

Total Project Costs less Reserves           11,104,200          11,100,000         11,300,000           11,100,000
                                            -----------         -----------        -----------          ----------

Spread Calculation                         ($1,330,200)        ($1,300,000)       ($1,500,000)         ($1,600,000)


               1. Calculation @ Milestone #1 - Close of Financing/Construction Start
                  Spread = ($1,300,000)
                  Since ($1,300,000) is an improvement from the initial spread of ($1,330,200), full progress Performance Fee earned and paid at this time.
                  Performance Progress Fee = $292,500 x 50% = $146,250

               2. Calculation @ Milestone #2 - Construction Completion/First Occupancy
                  Spread = ($1,500,000)
                  Actual Spread vs. Initial Spread Variance=($1,500,000)-($1,330,200)= ($169,800)
                  Net Fee Remaining for Fee Calculation = $292,500 - $169,800 = $122,700
                  Performance Progress Fee = $122,700 x 85% = $104,295
                  Net Performance Progress Fees =
                  $104,295 - $146,250 (fees paid previously) = ($41,955)
                  Therefore, LCSD to pay back $41,955 at this time.

               3. Calculation @ Milestone #3 - Achievement of 32 First Time Closings
                  Assumptions: 4 traditional contract sales this period with lost revenue of $300,000
                  Spread = ($1,600,000)
                  Revised Spread due to traditional contracts =
                  ($1,600,000) + $300,000 (lost traditional contract revenue) = ($1,300,000)
                  Since ($1,300,000) is an improvement from the initial spread of ($1,330,200), full final Performance Fee earned = $292,500
                  Final Performance Fee Payment =$292,500-$104,295 (fees paid previously) =$188,205

               8.2.3 If the Project is aborted at any time prior to the close of financing/construction start, LCSD will not receive any Development Fee."

3. The last sentence of Section 8.4 as added by Amendment #1 shall not apply to Phase III.

4. References in the Agreement to LCS shall be deemed to refer to LCSD for all purposes with respect to Phase III except that paragraphs 2.8 and
         3.4 of the Agreement shall be deemed to refer to LCS and not to LCSD, and references to LCS in Sections 7.9, 9.2 and 9.4 (except the first sentence) shall be deemed to refer to both LCS and LCSD.

5. Paragraph 9.11 of the Agreement is deleted and the following is substituted therefor: "Any sums due but unpaid hereunder shall bear interest at a rate equal to 3% per annum plus the Base Rate as amended from time to time and charged by Norwest Bank Iowa N.A., Des Moines, Iowa to its most credit-worthy customers, from the due date until paid."

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment #2 on the date and year first above written.

THE CHESTNUT PARTNERSHIP                    LCS DEVELOPMENT CORP.

By:    West Joppa Road Limited              By: /s/ Stan G. Thurston
       Partnership, a General Partner           Stan G. Thurston,
                                                its President

By:    Rosedale Care, Inc.,                 LIFE CARE SERVICES CORPORATION
       a General Partner

       By: /s/ T.F. Mullan                  By: /s/ Stan G. Thurston
           ---------------                      --------------------
           Thomas F. Mullan, III,                Stan G. Thurston,
           its President                         its President

By:    Continental Care, Inc.               ROSEDALE CARE, INC.
       a General Partner

       By: /s/ J. A. Luetkemeyer, Jr.       By: /s/ T.F. Mullan
           --------------------------           ---------------
           John A. Luetkemeyer, Jr.,
           its President
                                            CONTINENTAL CARE, INC.

                                            By: /s/ J.A. Luetkemeyer, Jr.


                              BLAKEHURST PHASE III
                      BASE DEVELOPMENT CAPITAL COST BUDGET

                                                                                       35 UNIT
                                                                                      PHASE III
                                                                                        BUDGET
                                                                                      ---------
                  SOURCES OF CASH:
                        ENTRANCE FEES                                                 9,314,300
                        SURFACE GARAGE FEES                                             120,000
                        UNDERBUILDING GARAGE FEES                                       256,500
                        WORKING CAPITAL FEE                                              83,200
                                                                                         ------
                                                                                      9,774,000

                        PERMANENT LOANS                                               1,900,000
                  TOTAL SOURCES OF CASH                                              11,674,000

                  USES OF CASH:
                        LAND                                                             10,000

                        CONSTRUCTION:
                            GMP                                                       7,806,500
                            CHANGE ORDERS (@3.0%)                                       223,000
                                                                                        -------
                            TOTAL CONSTRUCTION                                        8,029,500

                        DESIGN (@5% of const. cost + CM fee)                            386,700

                        FINANCING COSTS                                                 275,000

                        NET INTERIM INTEREST COSTS                                      743,000

                        OCCUPANCY DEVELOPMENT                                           485,000

                        CAPITAL ITEMS                                                   100,000

                        LEGAL                                                            40,000

                        TRAVEL                                                           50,000

                        OTHER COSTS                                                      50,000

                        CONTINGENCY                                                     300,000

                        DEVELOPMENT OVERHEAD                                            585,000

                        START-UP LOSSES                                                  50,000
                                                                                         ------

                            SUBTOTAL USES OF CASH                                    11,104,200

                  RESERVES:
                        OPERATING RESERVES, RESTRICTED                                  202,000
                        OPERATING RESERVES, UNRESTRICTED                                367,800
                                                                                        -------
                            TOTAL RESERVES                                              569,800

                  TOTAL USES OF CASH:                                                11,674,000
                                                                                     ----------

                  NET CASH SOURCE (USE)                                                       0
                                                                                              -